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               DRKOOP.COM, INC. (FKA EMPOWER HEALTH CORPORATION)
                   AMENDED & RESTATED 1997 STOCK OPTION PLAN

             AMENDED & RESTATED NON-QUALIFIED STOCK OPTION AGREEMENT

        Unless otherwise defined herein, the terms defined in the drkoop.com, Inc. (fka Empower Health Corporation) Amended & Restated 1997 Stock Option Plan (the "Plan") shall have the same defined meanings in this Stock Option Agreement (the "Agreement"). This Amended and Restated Non-Qualified Stock Option Agreement amends and restates in its entirety the Agreement dated August 20, 2001 previously entered into by the parties.

I.      NOTICE OF STOCK OPTION GRANT

        G. Peter Molloy, Jr.


        You ("Optionee") have been granted an option (the "Option") to purchase shares of Common Stock of the Company (the "Shares"), subject to the terms and conditions of the Plan and this Agreement. The terms of your grant are set forth below:

         Date of Grant:                      August 20, 2001
         Vesting Commencement Date:          August 20, 2001
         Exercise Price per Share:           $0.112 per share
         Total Number of Shares Granted:     1,500,000
         Total Exercise Price:               $168,000
         Type of Option:                     Non-Qualified Stock Option
         Term/Expiration Date:               August 20, 2011 (Tenth anniversary
                                             of Vesting Commencement Date)

        Exercise and Vesting Schedule:

        This Option shall vest and become exercisable according to the following schedule:

        Subject to the following paragraphs, this Option shall vest and become exercisable with respect to 100,000 of the shares of the Company's Common Stock subject to the Option on the Option's Date of Grant, and thereafter, with respect to 466,666 of the Shares on the first twelve-month anniversary of the Option's Vesting Commencement Date, followed by 466,667 of the Shares on each of the second and third twelve-month anniversaries of the Option's Vesting

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Commencement Date (each a "Vesting Date"), such that this Option shall be vested and exercisable with respect to one hundred percent (100%) of the Shares on the third anniversary of the Option's Vesting Commencement Date; provided, however, that Optionee has remained in Continuous Status (as defined below) as an Employee or consultant as of each Vesting Date. The term "Employee", as used in this Agreement, means any executive and other salaried or non-salaried employee of the Company and/or one or more of its subsidiary corporations. The term "consultant", as used in this Agreement, shall have the meaning set forth in
Section 1 of the Plan.

        For purposes of this Agreement, "Continuous Status" as an Employee or consultant shall mean the absence of any interruption or termination of service as an Employee or consultant. Continuous Status as an Employee or consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Committee (as defined in the Plan), provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Agreement, a change in status from an Employee to a consultant or from a consultant to an Employee will not constitute a termination of employment.

        Notwithstanding the foregoing, in the event (a) of a Change in Control (as defined below) this Option shall immediately vest and become exercisable with respect to fifty percent (50%) of the unvested Shares subject to the Option as of the date of such Change in Control; provided, however, that Optionee has remained in Continuous Status as an Employee or consultant as of the date of such Change of Control or (b) that Optionee is terminated without Cause (as defined below) or terminates his employment for Good Reason (as defined below), any unvested portion of the Option as of the date of such termination shall immediately vest and become exercisable. The terms Cause and Good Reason shall have the meanings ascribed to them in that certain Employment Agreement between drkoop LifeCare, a Delaware corporation and a wholly-owned first-tier subsidiary of Company and Optionee, dated as of August 20, 2001, as may be amended from time to time.

        For purposes of the Option, "Change in Control" shall mean: (i) any sale, merger, consolidation, tender offer or similar acquisition of shares, or other transaction or series of related transactions (each a "Transaction") as a result of which at least a majority of the voting power of Company is not held, directly or indirectly, by the persons or entities who held the Company's securities with voting power before such Transaction; (ii) a sale or other disposition of all or substantially all of the Company's assets, whether in one transaction or a series of related transactions; or (iii) individuals who on the date hereof constitute Company's Board of Directors and any new director (other than a director designated by a person or entity who has entered into an agreement to effect a transaction described in clause (i) or (ii) above) whose nomination and/or election to the Board was approved by a vote of at least a majority of the directors then still in office who either were directors on the date hereof or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Company's or such parent's Board of Directors.


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        Termination Period:

        This Option may be exercised, to the extent vested, for three (3) months after Optionee ceases to be an Employee or consultant, or for twelve (12) months following the death or disability of Optionee as provided in the Plan, but in no event later than the Term/Expiration Date as provided above.

II.     AGREEMENT

        1. Grant of Option. The Company hereby grants to the Optionee an Option to purchase the number of Shares set forth in the Notice of Stock Option Grant (the "Notice of Grant"), at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"). Notwithstanding anything to the contrary anywhere else in this Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference. This Option is not intended to, and does not, qualify as an Incentive Stock Option as defined in Section 422 of the Code.

        2. Exercise of Option.  This Option is exercisable as follows:

           (a) Right to Exercise.

               (i) This Option shall be exercisable cumulatively according to the vesting schedule set out in the Notice of Grant. For purposes of this Agreement, Shares subject to this Option shall vest based on Optionee's Continuous Status as an Employee or consultant.

               (ii) This Option may not be exercised for a fraction of a Share.

               (iii) In the event of Optionee's termination of Continuous Status as an Employee or consultant, the exercisability of the Option is governed by
Section 5 below.

               (iv) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

           (b) Method of Exercise. This Option shall be exercisable by written Notice (in the form attached as Exhibit A). The Notice must state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan or as may be necessary in order for the Company to comply with applicable laws. The Notice must be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Notice must be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written Notice accompanied by the Exercise Price and payment of any applicable withholding tax.


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        No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

        3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

           (a) cash;

           (b) check;

           (c) with the consent of the Committee, other shares of Common Stock that (i) in the case of shares acquired upon exercise of an option granted by the Company either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a fair market value (as defined in the Plan) on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised;

           (d) with the consent of the Committee in its sole and absolute discretion, authorization from the Company to retain from the total number of shares as to which the Option is exercised that number of shares having a fair market value on the date of exercise equal to the exercise price for the total number of shares as to which the Option is exercised;

           (e) with the consent of the Committee, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price;

           (f) with the consent of the Committee, a combination of any of the foregoing methods of payment;

           (g) with the consent of the Committee, a combination of any of the foregoing methods of payment at least equal in value to the stated capital represented by the Shares to be issued, plus a promissory note for the balance of the exercise price; or

           (h) with the consent of the Committee, such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

        4. Restrictions on Exercise. If the issuance of Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

        5. Termination of Relationship. If Optionee terminates Continuous Status as an Employee or consultant for any reason, Optionee may exercise this Option during the Termination Period set out in the Notice of Grant, to the extent the Option was vested at the date

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of such termination. To the extent that Optionee was not vested in this Option at the date on which Optionee terminates Continuous Status as an Employee or consultant, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

        6. Non-Transferability of Option. This Option may not be transferred in any manner except by will or by the laws of descent or distribution. It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        7. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant.

        8. Termination of Employment or Service Relationship. This Option confers no right upon the Optionee with respect to the continuation of his or her employment or service relationship with the Company or any of its subsidiaries, and shall not interfere with the right of the Company or its subsidiaries to terminate his or her employment or service relationship at any time.


                            [SIGNATURE PAGE FOLLOWS]



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        This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

                                         DRKOOP.COM, INC.

                                         By:  /s/ Richard M. Rosenblatt
                                            ____________________________________

                                         Name: Richard M. Rosenblatt
                                              __________________________________

                                         Title: Chief Executive Officer
                                               _________________________________

        OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER) OR AS OTHERWISE SPECIFICALLY PROVIDED HEREIN. OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE DRKOOP.COM, INC. (FKA EMPOWER HEALTH CORPORATION) AMENDED & RESTATED 1997 STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF CONSULTANCY OR EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S CONSULTANCY OR EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

        Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: August 20, 2001                       /s/ G. Peter Molloy, Jr.
                                            ____________________________________
                                            G. Peter Molloy, Jr.


                                            Residence Address:


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                                    EXHIBIT A

                DRKOOP.COM, INC. (FKA EMPOWER HEALTH CORPORATION)
                    AMENDED & RESTATED 1997 STOCK OPTION PLAN

                                 EXERCISE NOTICE


drkoop.com, Inc.

Attention:  Secretary

        1. Exercise of Option. Effective as of today, ___________, _____, the undersigned ("Optionee") hereby elects pursuant to this Exercise Notice (this "Agreement") to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of drkoop.com, Inc. (the "Company") under and pursuant to the drkoop.com, Inc. (fka Empower Health Corporation) Amended & Restated 1997 Stock Option Plan (the "Plan") and the Amended and Restated Non-Qualified Stock Option Agreement dated _____________, _____, (the "Option Agreement").

        2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

        3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 5 of the Plan. Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares.

        4. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

        5. Restrictive Legends.

           (a) Legends. Optionee understands and agrees that the Company shall cause any other legends that may be required by state or federal securities laws to be placed upon any certificate(s) evidencing ownership of the Shares.


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           (b) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        6. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

        7. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee.

        8. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

        9. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

        10. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

        11. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.


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        12. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:                            Accepted by:

OPTIONEE:                                DRKOOP.COM, INC.


__________________________________
G. Peter Molloy, Jr.                     By: ___________________________________

                                         Its: __________________________________


Address:

___________________________________

___________________________________


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